Exhibit 99.1

Hana SBL Loan Trust 2019-1

Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2019-1

Sample SBA 7(a) Loan Agreed-Upon Procedures

Report To:

Hana Small Business Lending, Inc.

Hana ABS 2019-1, LLC

12 July 2019

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Hana Small Business Lending, Inc.

Hana ABS 2019-1, LLC

1000 Wilshire Blvd., 20th Floor

Los Angeles, California 90017

Re:	Hana SBL Loan Trust 2019-1 (the “Issuer”)

Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2019-1 (the “Notes”)

Sample SBA 7(a) Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Hana Small Business Lending, Inc. (the “Originator”), Hana ABS 2019-1, LLC (the “Depositor”) and Guggenheim Securities, LLC (the “Initial Purchaser,” together with the Originator and Depositor, the “Specified Parties”), solely to assist the Depositor with respect to certain information relating to a pool of undivided beneficial ownership interests (the “Unguaranteed Interests”) in the right to receive payments and other recoveries attributable to the unguaranteed portions of loans (the “SBA 7(a) Loans”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Originator, on behalf of the Depositor, provided us with:

a.	An electronic data file labeled “2019 Securitization Loan Tape 5-31-2019-Guggenheim V2.xlsx” and corresponding record layout and decode information (the “Base Preliminary Data File”) that the Originator, on behalf of the Depositor, indicated contains information relating to certain undivided beneficial ownership interests in the right to receive payments and other recoveries attributable to the unguaranteed portions of loans (the “Base Preliminary SBA 7(a) Loans”) as of 31 May 2019 (the “Cut-off Date”) that are expected to be representative of the SBA 7(a) Loans,
b.	Imaged copies of:
i.	The U.S. small business administration note (the “Note”) and
ii.	Certain printed screen shots and payment histories from the Originator’s loan servicing system (the “System Screen Shots,” together with the Note, the “Source Documents”)

that the Originator, on behalf of the Depositor, indicated relate to each Sample SBA 7(a) Loan (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which are listed on Exhibit 2 to Attachment A,
d.	A list of loan numbers and the corresponding SBA numbers relating to certain Base Preliminary SBA 7(a) Loans (the “Removed Preliminary SBA 7(a) Loans Listing”), which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Base Preliminary Data File, Source Documents, Sample Characteristics, Removed Preliminary SBA 7(a) Loans Listing and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Base Preliminary Data File and Preliminary Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Base Preliminary Data File, Source Documents, Removed Preliminary SBA 7(a) Loans Listing or any other information provided to us by the Originator, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Base Preliminary SBA 7(a) Loans, Preliminary SBA 7(a) Loans (as defined in Attachment A) or SBA 7(a) Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Originator, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the SBA 7(a) Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the SBA 7(a) Loans,
iii.	Whether the originator of the SBA 7(a) Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the SBA 7(a) Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

12 July 2019

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Originator, on behalf of the Depositor, we removed the Base Preliminary SBA 7(a) Loans from the Base Preliminary Data File that are shown on the Removed Preliminary SBA 7(a) Loans Listing. The Base Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File” and the remaining Base Preliminary SBA 7(a) Loans on the Preliminary Data File are hereinafter referred to as the “Preliminary SBA 7(a) Loans.” The Originator, on behalf of the Depositor, indicated that the Preliminary SBA 7(a) Loans are expected to be representative of the SBA 7(a) Loans.

2.	As instructed by the Originator, on behalf of the Depositor, we identified the 100 largest Preliminary SBA 7(a) Loans from the Preliminary Data File (the “Sample SBA 7(a) Loans”) based on the current unguaranteed balance, as shown on the Preliminary Data File. For the purpose of this procedure, the Originator, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample SBA 7(a) Loans or the methodology they instructed us to use to select the Sample SBA 7(a) Loans from the Preliminary Data File.

For the purpose of these procedures described in this report, the 100 Sample SBA 7(a) Loans are referred to as Sample SBA 7(a) Loans Numbers 1 through 100.

3.	For each Sample SBA 7(a) Loan, we compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on the Source Documents, subject to the instructions, assumptions and methodologies provided to us by the Originator, on behalf of the Depositor, described in the notes to Exhibit 2 to Attachment A. The Source Document(s) that we were instructed by the Originator, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 2 to Attachment A. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A

Removed Preliminary SBA 7(a) Loans Listing

Loan Number	SBA Number

11415	5453085010
11504	6372405002
11561	6671215004
11615	6890835002
11966	8198195003
12097	9233345001

Exhibit 2 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note

Loan number	Loan Number	System Screen Shots	i.

SBA number	SBA Number	Note	i.

Borrower name	Borrower Name	Note	ii.

Note date	Note Date	Note or System Screen Shots

Maturity date	Maturity Date	System Screen Shots

Original term	Original Term	System Screen Shots

Remaining term	Remaining Term	System Screen Shots

Original principal balance	Original Balance	System Screen Shots

Current principal balance	Current GL Balance	System Screen Shots

SBA guarantee percentage	Guaranteed Percentage	System Screen Shots

Current unguaranteed balance	Current Unguaranteed Balance	System Screen Shots	iii.

Current rate	Interest Rate	System Screen Shots

Spread to prime rate	Margin	Note or System Screen Shots

State	State	System Screen Shots

NAICS code	NAICS	System Screen Shots

FICO score	Max FICO	System Screen Shots

DSCR	DSCR	System Screen Shots

LTV	At origination Market LTV	System Screen Shots	iv.

Delinquency status	Delinquent Days	System Screen Shots

Exhibit 2 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the borrower name Sample Characteristic for each Sample SBA 7(a) Loan, the Originator, on behalf of the Depositor, instructed us to ignore differences due to abbreviations, truncations or spelling.

iii.	For the purpose of comparing the current unguaranteed balance Sample Characteristic for each Sample SBA 7(a) Loan, the Originator, on behalf of the Depositor, instructed us to ignore differences of +/- $0.05 or less.

iv.	For the purpose of comparing the LTV Sample Characteristic for each Sample SBA 7(a) Loan, the Originator, on behalf of the Depositor, instructed us round the LTV, as shown on the Preliminary Data File, to the nearest integer.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Originator, on behalf of the Depositor, that are described in the notes above.

Exhibit 3 to Attachment A

Sample Characteristic Differences

Sample SBA 7(a) Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

98	Current principal balance	$1,023,172.06	$1,022,612.13
	Current unguaranteed balance	$255,793.02	$255,406.87